UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): July 2, 2015

CHERUBIM INTERESTS, INC.
(Exact name of registrant as specified in its charter)

NEVADA
(State or other jurisdiction of incorporation)

333-150061	98-0585268
(Commission File Number)	(IRS Employer Identification No.)

1304 Norwood Drive, Bedford, Texas 76022
(Address of principal executive offices and zip code)

(844) 842-8872
(Registrant's telephone number including area code)

Republic Center, 325 N. St. Paul Street, Suite 3100, Dallas Texas 75201 (888) 570-3698
(Former Address and telephone)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

      .   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      .   Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

      .   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      .   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Forward Looking Statements

This Form 8-K and other reports filed by Cherubim Interests  from time to time with the Securities and Exchange Commission (collectively the “Filings”) contain or may contain forward-looking statements and information that is based upon beliefs of, and information currently available to Cherubim Interests’s management, as well as estimates and assumptions made by management. When used in the Filings the words “anticipate,” “believe,” “estimate,” “expect,” “future,” “intend,” “plan” or the negative of these terms and similar expressions as they relate to us or our management, identify forward-looking statements. Such statements reflect our current view with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to industry, our operations and results of operations. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Except as required by applicable law, including the securities laws of the United States, we do not intend to update any of the forward-looking statements to conform these statements to actual results.  The following discussion should be read in conjunction with the periodic reports, including the audited and unaudited consolidated financial statements therein, of Cherubim Interests as filed with the Securities and Exchange Commission.

In this Form 8-K, references to “we,” “our,” “us,” or the “Company” refer to Cherubim Interests and its subsidiaries and controlled companies.

Item 1.01 Entry Into A Material Definitive Agreement

On July 1, 2015, the Board of Directors of the Company approved a License Agreement with Victura Construction Group Inc. ("VICT") of proprietary technology relating to a fully portable and scalable, self-contained Controlled Environment Agriculture Cultivation Facility, which may or may not be accompanied with a Standard Operating Procedure (“SOP”) Manual, designed for the purposes of year round plant cultivation (“Technology”).  The Controlled Environment Agriculture Cultivation Technology (“Cultivation Unit”) may be used for cultivation year round in most climates as long as water and electricity are available in such a capacity as further defined in the site specific SOP.   The license is worldwide, non-revocable and perpetual except as otherwise set forth in the License Agreement. Under the License Agreement, VICT will be entitled to 5% of the gross revenues from any facility and have the exclusive right to construct each facility. VICT is under common control with the Company in that Mr. Patrick Johnson, CEO, is an officer and director of the Company and VICT.

Item 9.01 Financial Statement and Exhibits.

(d)  Exhibits.

Exhibit No.	Description

10.1.	License Agreement with Victura Construction Group, Inc. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: July 2, 2015

CHERUBIM INTERESTS, INC.

By: /s/    Patrick Johnson

Name: Patrick Johnson

Title: Chief Executive Officer

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